Exhibit 10.18

AMENDMENT NO. 4, dated as of December 15, 2007, to that Employment Agreement dated October 22, 2004 (the “Agreement”) by and between John Swider (the “Executive”) and AMERICAN MEDIA OPERATIONS, INC. (the “Company”).

Effective as of the date first written above, the Agreement is hereby amended as follows:

1.    Paragraph 1a of the Agreement, as amended, is hereby deleted and the following substituted therefore:

Employment Term. The Company shall employ Executive until April 17, 2009 (the “Employment Term”) on the terms and subject to the conditions set forth in this Agreement. The Agreement shall be considered effective as of November 1, 2004 (the “Effective Time”).

All other terms and conditions of Executive’s Employment Agreement and any subsequent amendments of that Employment Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment No. 4 as of the date first written above.

AMERICAN MEDIA OPERATIONS, INC.

By:	/s/David Rotstein	1/18/08
Date

/s/John Swider		1/18/08
John Swider		Date